SEMI-ANNUAL REPORT

President's Message

Dear Investor:

I am pleased to present the Semi-Annual Report to Shareholders for Federated U.S. Government Securities Fund: 2-5 Years. The report covers the six-month period from February 1, 2000 through July 31, 2000 and includes the fund's investment review, financial statements, and portfolio of investments.

During the reporting period covered in this report, the fund's portfolio of shorter-term U.S. government securities paid dividends totaling $0.295 per share for Institutional Shares and $0.282 per share for Institutional Service Shares. Total returns for Institutional Shares and Institutional Service Shares were 4.40%1 and 4.27%,1 respectively. The fund's net assets totaled $587.8 million on the last day of the reporting period.

During the reporting period, the fund maintained its AAAf rating by Standard & Poor's Ratings Group, the highest available from this independent rating service.2

Thank you for pursuing investment income through Federated U.S. Government Securities Fund: 2-5 Years. As always, we welcome your questions and comments.

Sincerely,

J. Christopher Donahue

J. Christopher Donahue
President
September 15, 2000

1 Past performance is no guarantee of future results. Investment return and principal value will fluctuate so when shares are redeemed, they may be worth more or less than their original cost.

2 An AAAf rating means that the fund's portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults. Ratings do not remove market risks and are subject to change.

Investment Review

Federated U.S. Government Securities Fund: 2-5 Years invests in U.S. government securities which include U.S. Treasury and agency obligations. The fund's average duration is managed within 20% of the duration of the Merrill Lynch 3-5 Year Treasury Index. Standard & Poor's has maintained the fund's "AAAf" credit rating.1

During most of the fund's semi-annual reporting period, U.S. Treasury yields continued to rise at the front end of the curve while falling dramatically at the longer end of the curve. While supply technicals, specifically Treasury buybacks and reduced issuance, drove longer-term yields lower, tighter Federal Reserve Board (the "Fed") monetary policy pushed shorter-term yields higher, resulting in an inverted Treasury coupon curve since late January 2000. The 2- to 5-year portion of the curve inverted in mid-March 2000 and ended July 2000 with the 5-year Treasury note yielding 14 basis points less than the 2-year Treasury note. The U.S. economy entered 2000 with considerable momentum, growing at a 4.8% annual rate in the first quarter and 5.3% in the second quarter. In response, the federal funds target rate was increased three times during the reporting period from 5.5% to a nine-year high of 6.5% in mid-May 2000. Following the last Fed tightening, economic growth appeared to be moderating, and the front end of the yield curve began to reflect market expectations that the Fed's year-long tightening cycle was nearing an end. As a result, the 2- to 30-year Treasury curve ended July less inverted at a yield spread of -51 basis points versus -76 basis points in mid-May. Yields of 2-year and 5-year Treasury notes peaked at 6.91% and 6.81%, respectively, in mid-May 2000 before ending July 2000 at 6.29% and 6.15% versus 6.59% and 6.68% at the end of January 2000. Although the Fed warned that recent signs of a slowing economy were "tentative and preliminary," the Federal Open Market Committee (FOMC) left the federal funds target rate unchanged at the end of June 2000.

Although agency issuance has exceeded Treasury note and bond issuance for over two years now, the Treasury Department made it clear that Treasury securities were still the market benchmark by expressing support for proposed legislation to repeal the line of credit that government-sponsored agencies have with the Treasury. The AAA ratings of the agencies were reaffirmed and no legislative changes are on the horizon, but agencies dramatically underperformed Treasuries as a result. The fund's agency position was increased to take advantage of significantly wider agency yield spreads versus Treasuries in late March/early April. Agency spreads peaked in mid-May and ended the fund's reporting period tighter but still well above January 2000 levels.

Due to continued signs of a slowing economy, the FOMC left the federal funds target rate unchanged at 6.5% in mid-August. The front end of the yield curve has already priced in the strong likelihood that monetary policy will remain status quo for the remainder of this year. The fund's average duration remained at or below its neutral target and ended the reporting period at 3.1 years.2 The fund's net total returns for the six months ended July 31, 2000 were 4.40% for Institutional Shares and 4.27% for Institutional Service Shares versus 4.81% for the Merrill Lynch 3-5 Year Treasury Index3 and 3.67% for the Lipper Short-Intermediate Government Fund4 category.

1 "AAAf" rated fund portfolio holdings and counterparties provide extremely strong protection against losses from credit defaults.

2 Duration is a measure of a security's price sensitivity to changes in interest rates. Securities with longer durations are more sensitive to changes in interest rates than securities of longer durations.

3 Merrill Lynch 3-5 Year Treasury Index: An unmanaged index tracking U.S. Treasury securities with maturities of 3 and 4.99 years. Indexes are unmanaged and investments cannot be made in an index.

4 Lipper figures represent the average of total returns reported by all of the mutual funds designated by Lipper Analytical Services, Inc. as falling into the respective categories indicated. These figures do not reflect sales charges.

Volatility Rating

The fund has received a "volatility rating" of S2 from Standard & Poor's Ratings Services (S&P), which is current as of July 20, 2000. The purpose of a volatility rating is to designate the sensitivity of a fund's share price and returns to changes in market conditions. S&P assigns the S2 rating to bond funds that possess "low to moderate sensitivity" to changing market conditions. In S&P's system (S1 to S6), this rating indicates the second lowest relative volatility.

WHAT THE RATING MEANS

According to S&P, the overall volatility of S2-rated funds should be less than or equal to that of a portfolio comprised of U.S. government securities maturing within three to seven years. S&P uses government securities as the basis for comparison because they signify the most liquid, highest quality securities. Volatility ratings can be useful for comparative purposes, to help assess whether one bond fund presents greater overall sensitivity to changing market conditions than another. In addition, because the market generally compensates investors for increased risks, funds with ratings indicating low sensitivity to market changes should be expected to have lower total returns (over extended periods) than funds with ratings indicating greater sensitivity to market changes. Conversely, while returns of funds with ratings indicating higher volatility may tend to be higher over extended periods, they may also be more uncertain.

HOW THE RATING WAS DETERMINED

There is no standard method for determining volatility ratings. S&P's analysis focuses on measuring objective, quantifiable portfolio risk factors. These factors include the credit quality of the bonds held by the fund, the market price volatility of the fund's portfolio, and the historical volatility of the fund's total return performance. In addition, S&P evaluates the fund with regard to specific technical factors, such as interest-rate risk, yield curve risk, credit risk, and liquidity risk. More detailed information about S&P's rating methodology and the factors it considers is posted on S&P's website at www.standardandpoors.com/ratings/funds.

ADDITIONAL IMPORTANT FACTORS TO CONSIDER

The fund's portfolio may have changed since the rating was issued, and there is no guarantee that the fund will continue to have the same rating, or perform in the future as rated. S&P charges fees to issue these ratings, which are paid by the fund, and not all bond funds have volatility ratings. The fact that a fund has a rating is not an indication that it is more or less risky or volatile than a fund that does not.

Portfolio of Investments

JULY 31, 2000 (UNAUDITED)

Principal Amount		Value
	U.S. TREASURY--70.3%
$37,500,000	5.625%, 12/31/2002	$36,916,500
28,700,000	5.500%, 3/31/2003	28,132,601
22,500,000	5.750%, 4/30/2003	22,184,325
50,000,000	5.500%, 5/31/2003	48,958,000
48,000,000	5.750%, 8/15/2003	47,270,400
17,000,000	11.875%, 11/15/2003	19,724,420
59,250,000	5.250%, 5/15/2004	57,284,678
39,500,000	7.250%, 5/15/2004	40,771,505
43,000,000	7.250%, 8/15/2004	44,510,590
37,400,000	5.875%, 11/15/2004	36,922,402
29,000,000	7.500%, 2/15/2005	30,437,820

	TOTAL U.S. TREASURY (IDENTIFIED COST $411,053,784)	413,113,241

	U.S. GOVERNMENT AGENCIES--28.0%
21,100,000	Federal Farm Credit System, 5.700%, 6/18/2003	20,427,965
25,000,000	Federal Home Loan Bank System, 6.125%, 8/15/2003	24,458,750
25,685,000	Federal Home Loan Bank System, 5.575%, 9/2/2003	24,726,949
37,200,000	Federal Home Loan Bank System, 6.250%, 11/15/2004	36,184,812
20,500,000	Federal Home Loan Bank System, 7.125%, 2/15/2005	20,581,795
8,900,000	Federal Home Loan Bank System, 7.250%, 5/13/2005	8,978,587
29,000,000	Federal Home Loan Bank System, 7.250%, 2/15/2007	29,234,320

	TOTAL U.S. GOVERNMENT AGENCIES (IDENTIFIED COST $164,995,034)	164,593,178

	REPURCHASE AGREEMENT--0.3%[1]
1,940,000	Barclays DeZeote, 6.570%, dated 7/31/2000, due 8/1/2000 (at amortized cost)	1,940,000

	TOTAL INVESTMENTS (IDENTIFIED COST $577,988,818)[2]	$579,646,419

1 The repurchase agreement is fully collateralized by U.S. Treasury obligations based on market prices at the date of the portfolio. The investment in the repurchase agreement is through participation in joint accounts with other Federated funds.

2 The cost of investments for federal tax purposes amounts to $577,988,818. The net unrealized appreciation of investments on a federal tax basis amounts to $1,657,601 which is comprised of $3,991,896 appreciation and $2,334,295 depreciation at July 31, 2000.

Note: The categories of investments are shown as a percentage of net assets ($587,828,073) at July 31, 2000.

See Notes which are an integral part of the Financial Statements

Statement of Assets and Liabilities

JULY 31, 2000 (UNAUDITED)

Assets:
Total investments in securities, at value (identified and tax cost $577,988,818)		$579,646,419
Income receivable		11,136,442
Receivable for shares sold		28,442

TOTAL ASSETS		590,811,303

Liabilities:
Payable for shares redeemed	$40,000
Income distribution payable	2,940,898
Accrued expenses	2,332

TOTAL LIABILITIES		2,983,230

Net assets for 56,530,542 shares outstanding		$587,828,073

Net Assets Consist of:
Paid in capital		$624,380,810
Net unrealized appreciation of investments		1,657,601
Accumulated net realized loss on investments		(38,209,886)
Distributions in excess of net investment income		(452)

TOTAL NET ASSETS		$587,828,073

Net Asset Value, Offering Price and Redemption Proceeds Per Share
Institutional Shares:
$539,933,502 ÷ 51,924,720 shares outstanding		$10.40

Institutional Service Shares:
$47,894,571 ÷ 4,605,822 shares outstanding		$10.40

See Notes which are an integral part of the Financial Statements

Statement of Operations

SIX MONTHS ENDED JULY 31, 2000 (UNAUDITED)

Investment Income:
Interest			$19,624,007

Expenses:
Investment adviser fee		$1,243,505
Administrative personnel and services fee		234,090
Custodian fees		19,572
Transfer and dividend disbursing agent fees and expenses		121,383
Directors'/Trustees' fees		7,911
Auditing fees		5,897
Legal fees		2,018
Portfolio accounting fees		67,880
Distribution services fee--Institutional Service Shares		66,062
Shareholder services fee--Institutional Shares		711,128
Shareholder services fee--Institutional Service Shares		66,062
Share registration costs		18,670
Printing and postage		17,460
Insurance premiums		1,086
Miscellaneous		3,406

TOTAL EXPENSES		2,586,130

Waivers:
Waiver of distribution services fee--Institutional Service Shares	$(60,777)
Waiver of shareholder services fee--Institutional Shares	(682,683)
Waiver of shareholder services fee--Institutional Service Shares	(2,643)

TOTAL WAIVERS:		(746,103)

Net expenses			1,840,027

Net investment income			17,783,980

Realized and Unrealized Gain (Loss) on Investments:
Net realized loss on investments			(10,111,080)
Net change in unrealized appreciation (depreciation) of investments			19,389,093

Net realized and unrealized gain (loss) on investments			9,278,013

Change in net assets resulting from operations			$27,061,993

See Notes which are an integral part of the Financial Statements

Statement of Changes in Net Assets

JULY 31, 2000 (UNAUDITED)

	Six Months Ended (unaudited) July 31, 2000	Year Ended January 31, 2000
Increase (Decrease) in Net Assets
Operations:
Net investment income	$17,783,980	$34,749,589
Net realized loss on investments ($(10,111,080) and $(8,794,378), respectively, as computed for federal tax purposes)	(10,111,080)	(16,617,582)
Net change in unrealized appreciation/depreciation	19,389,093	(29,829,370)

CHANGE IN NET ASSETS RESULTING FROM OPERATIONS	27,061,993	(11,697,363)

Distributions to Shareholders:
Distributions from net investment income
Institutional Shares	(16,330,514)	(32,202,985)
Institutional Service Shares	(1,453,682)	(2,548,497)

CHANGE IN NET ASSETS RESULTING FROM DISTRIBUTIONS TO SHAREHOLDERS	(17,784,196)	(34,751,482)

Share Transactions:
Proceeds from sale of shares	111,687,393	316,352,033
Net asset value of shares issued to shareholders in payment of distributions declared	7,688,094	16,880,482
Cost of shares redeemed	(209,720,521)	(408,169,991)

CHANGE IN NET ASSETS RESULTING FROM SHARE TRANSACTIONS	(90,345,034)	(74,937,476)

Change in net assets	(81,067,237)	(121,386,321)

Net Assets:
Beginning of period	668,895,310	790,281,631

End of period	$587,828,073	$668,895,310

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) July 31,	Year Ended January 31,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$10.25	$10.91	$10.73	$10.48	$10.74	$10.11
Income From Investment Operations:
Net investment income	0.30	0.51	0.55	0.59	0.57	0.64
Net realized and unrealized gain (loss) on investments	0.15	(0.66)	0.18	0.25	(0.26)	0.63

TOTAL FROM INVESTMENT OPERATIONS	0.45	(0.15)	0.73	0.84	0.31	1.27

Less Distributions:
Distributions from net investment income	(0.30)	(0.51)	(0.55)	(0.59)	(0.57)	(0.64)

Net Asset Value, End of Period	$10.40	$10.25	$10.91	$10.73	$10.48	$10.74

Total Return[1]	4.40%	(1.41%)	7.01%	8.24%	3.01%	12.86%

Ratios to Average Net Assets:

Expenses	0.57%[2]	0.56%	0.55%	0.54%	0.54%	0.54%

Net investment income	5.74%[2]	4.80%	5.13%	5.58%	5.42%	6.07%

Expense waiver/reimbursement[3]	0.24%[2]	0.24%	0.24%	0.25%	0.26%	0.25%

Supplemental Data:

Net assets, end of period (000 omitted)	$539,934	$613,346	$739,058	$696,613	$782,056	$871,966

Portfolio turnover	56%	172%	126%	71%	99%	117%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Financial Highlights--Institutional Service Shares

(FOR A SHARE OUTSTANDING THROUGHOUT EACH PERIOD)

	Six Months Ended (unaudited) July 31,	Year Ended January 31,
	2000	2000	1999	1998	1997	1996
Net Asset Value, Beginning of Period	$10.25	$10.91	$10.73	$10.48	$10.74	$10.11
Income From Investment Operations:
Net investment income	0.28	0.48	0.54	0.56	0.54	0.61
Net realized and unrealized gain (loss) on investments	0.15	(0.66)	0.18	0.25	(0.26)	0.63

TOTAL FROM INVESTMENT OPERATIONS	0.43	(0.18)	0.72	0.81	0.28	1.24

Less Distributions:
Distributions from net investment income	(0.28)	(0.48)	(0.54)	(0.56)	(0.54)	(0.61)

Net Asset Value, End of Period	$10.40	$10.25	$10.91	$10.73	$10.48	$10.74

Total Return[1]	4.27%	(1.66%)	6.75%	7.97%	2.76%	12.58%

Ratios to Average Net Assets:

Expenses	0.82%[2]	0.81%	0.80%	0.79%	0.79%	0.79%

Net investment income	5.50%[2]	4.58%	4.88%	5.33%	5.16%	5.85%

Expense waiver/reimbursement[3]	0.24%[2]	0.24%	0.24%	0.25%	0.26%	0.25%

Supplemental Data:

Net assets, end of period (000 omitted)	$47,895	$55,549	$51,224	$36,725	$25,791	$32,317

Portfolio turnover	56%	172%	126%	71%	99%	117%

1 Based on net asset value, which does not reflect the sales charge or contingent deferred sales charge, if applicable.

2 Computed on an annualized basis.

3 This voluntary expense decrease is reflected in both the expense and the net investment income ratios shown above.

See Notes which are an integral part of the Financial Statements

Notes to Financial Statements

JULY 31, 2000 (UNAUDITED)

ORGANIZATION

Federated U.S. Government Securities Fund: 2-5 Years (the "Fund") is registered under the Investment Company Act of 1940, as amended (the "Act"), as a diversified, open-end management investment company. The Fund offers two classes of shares: Institutional Shares and Institutional Service Shares. The Fund's investment objective is to provide current income.

SIGNIFICANT ACCOUNTING POLICIES

The following is a summary of significant accounting policies consistently followed by the Fund in the preparation of their financial statements. These policies are in conformity with generally accepted accounting principles.

Investment Valuations

U.S. government securities are generally valued at the mean of the latest bid and asked price as furnished by an independent pricing service. Short-term securities are valued at the prices provided by an independent pricing service. However, short-term securities with remaining maturities of 60 days or less at the time of purchase may be valued at amortized cost, which approximates fair market value.

Repurchase Agreements

It is the policy of the Fund to require the custodian bank to take possession, to have legally segregated in the Federal Reserve Book Entry System, or to have segregated within the custodian bank's vault, all securities held as collateral under repurchase agreement transactions. Additionally, procedures have been established by the Fund to monitor, on a daily basis, the market value of each repurchase agreement's collateral to ensure that the value of collateral at least equals the repurchase price to be paid under the repurchase agreement.

The Fund will only enter into repurchase agreements with banks and other recognized financial institutions, such as broker/dealers, which are deemed by the Fund's adviser to be creditworthy pursuant to the guidelines and/or standards reviewed or established by the Board of Trustees (the "Trustees"). Risks may arise from the potential inability of counterparties to honor the terms of the repurchase agreement. Accordingly, the Fund could receive less than the repurchase price on the sale of collateral securities. The Fund, along with other affiliated investment companies, may utilize a joint trading account for the purpose of entering into one or more repurchase agreements.

Investment Income, Expenses and Distributions

Interest income and expenses are accrued daily. Bond premium and discount, if applicable, are amortized as required by the Internal Revenue Code, as amended (the "Code"). Dividend income and distributions to shareholders are recorded on the ex-dividend date. Non-cash dividends included in dividend income, if any, are recorded at fair value. The Fund offers multiple classes of shares, which differ in their respective distribution and service fees. All shareholders bear the common expenses of the Fund based on average daily net assets of each class, without distinction between share classes. Dividends are declared separately for each class. No class has preferential dividend rights; differences in per share dividend rates are generally due to differences in separate class expenses.

Federal Taxes

It is the Fund's policy to comply with the provisions of the Code applicable to regulated investment companies and to distribute to shareholders each year substantially all of their income. Accordingly, no provision for federal tax is necessary.

At January 31, 2000, the Fund, for federal tax purposes, had a capital loss carryforward of $20,275,602 which will reduce the Fund's taxable income arising from future net realized gain on investments, if any, to the extent permitted by the code, and thus will reduce the amount of the distributions to shareholders which would otherwise be necessary to relieve the Fund of any liability for federal tax. Pursuant to the Code, such capital loss carryforward will expire as follows:

Expiration Year	Expiration Amount
2003	$11,004,150

2006	477,074

2008	8,794,378

Additionally, net capital losses of $7,006,632 attributable to security transactions incurred after October 31, 1999, are treated as arising on February 1, 2000, the first day of the Fund's next fiscal year.

When-Issued and Delayed Delivery Transactions

The Fund may engage in when-issued or delayed delivery transactions. The Fund records when-issued securities on the trade date and maintains security positions such that sufficient liquid assets will be available to make payment for the securities purchased. Securities purchased on a when-issued or delayed delivery basis are marked to market daily and begin earning interest on the settlement date. Losses may occur on these transactions due to changes in market conditions or the failure of counterparties to perform under the contract.

Use of Estimates

The preparation of financial statements in conformity with generally accepted accounting principles requires management to make estimates and assumptions that affect the amounts of assets, liabilities, expenses and revenues reported in the financial statements. Actual results could differ from those estimated.

Other

Investment transactions are accounted for on a trade date basis.

SHARES OF BENEFICIAL INTEREST

The Declaration of Trust permits the Trustees to issue an unlimited number of full and fractional shares of beneficial interest (without par value) for each class of shares.

Transactions in shares were as follows:

	Six Months Ended July 31, 2000		Year Ended January 31, 2000
Institutional Shares:	Shares	Amount	Shares	Amount
Shares sold	7,432,540	$76,730,396	26,018,905	$275,393,620
Shares issued to shareholders in payment of distributions declared	647,401	6,678,275	1,413,172	14,861,522
Shares redeemed	(16,019,614)	(165,126,726)	(35,297,552)	(372,933,185)

NET CHANGE RESULTING FROM INSTITUTIONAL SHARE TRANSACTIONS	(7,939,673)	$(81,718,055)	(7,865,475)	$(82,678,043)

	Six Months Ended July 31, 2000		Year Ended January 31, 2000
Institutional Service Shares:	Shares	Amount	Shares	Amount
Shares sold	3,392,153	$34,956,997	3,881,281	$40,958,413
Shares issued to shareholders in payment of distributions declared	97,831	1,009,819	192,185	2,018,960
Shares redeemed	(4,305,988)	(44,593,795)	(3,346,029)	(35,236,806)

NET CHANGE RESULTING FROM INSTITUTIONAL SERVICE SHARE TRANSACTIONS	(816,004)	$(8,626,979)	727,437	$7,740,567

NET CHANGE RESULTING FROM SHARE TRANSACTIONS	(8,755,677)	$(90,345,034)	(7,138,038)	$(74,937,476)

INVESTMENT ADVISER FEE AND OTHER TRANSACTIONS WITH AFFILIATES

Investment Adviser Fee

Federated Investment Management Company, the Fund's investment adviser (the "Adviser"), receives for its services an annual investment adviser fee equal to 0.40% of the Fund's average daily net assets.

The Adviser may voluntarily choose to waive any portion of its fee. The Adviser can modify or terminate this voluntary waiver at any time at its sole discretion.

Administrative Fee

Federated Services Company ("FServ"), under the Administrative Services Agreement, provides the Fund with administrative personnel and services. The fee paid to FServ is based on a scale that ranges from 0.15% to 0.075% of the average aggregate daily net assets of all funds advised by subsidiaries of Federated Investors, Inc., subject to a $125,000 minimum per portfolio and $30,000 per each additional class.

Distribution Services Fee

The Fund has adopted a Distribution Plan (the "Plan") pursuant to Rule 12b-1 under the Act. Under the terms of the Plan, the Fund will compensate Federated Securities Corp. ("FSC"), the principal distributor, from the net assets of the Fund to finance activities intended to result in the sale of the Fund's Institutional Service Shares. The Plan provides that the Fund may incur distribution expenses up to 0.25% of the average daily net assets of the Institutional Service Shares, annually, to compensate FSC. FSC may voluntarily choose to waive any portion of its fee. FSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Shareholder Services Fee

Under the terms of a Shareholder Services Agreement with Federated Shareholder Services Company ("FSSC"), the Fund will pay FSSC up to 0.25% of average daily net assets of the Fund for the period. The fee paid to FSSC is used to finance certain services for shareholders and to maintain shareholder accounts. FSSC may voluntarily choose to waive any portion of its fee. FSSC can modify or terminate this voluntary waiver at any time at its sole discretion.

Transfer and Dividend Disbursing Agent Fees and Expenses

FServ, through its subsidiary, FSSC serves as transfer and dividend disbursing agent for the Fund. The fee paid to FSSC is based on the size, type, and number of accounts and transactions made by shareholders.

Portfolio Accounting Fees

FServ maintains the Fund's accounting records for which it receives a fee. The fee is based on the level of the Fund's average daily net assets for the period, plus out-of-pocket expenses.

General

Certain of the Officers and Trustees of the Trust are Officers and Directors or Trustees of the above companies.

INVESTMENT TRANSACTIONS

Purchases and sales of investments, excluding short-term securities (and in-kind contributions), for the period ended July 31, 2000, were as follows:

Purchases	$340,549,575

Sales	$423,462,109

Trustees

JOHN F. DONAHUE

THOMAS G. BIGLEY

JOHN T. CONROY, JR.

NICHOLAS P. CONSTANTAKIS

JOHN F. CUNNINGHAM

J. CHRISTOPHER DONAHUE

LAWRENCE D. ELLIS, M.D.

PETER E. MADDEN

CHARLES F. MANSFIELD, JR.

JOHN E. MURRAY, JR., J.D., S.J.D.

MARJORIE P. SMUTS

JOHN S. WALSH

Officers

JOHN F. DONAHUE

Chairman

J. CHRISTOPHER DONAHUE

President

WILLIAM D. DAWSON III

Chief Investment Officer

J. CHRISTOPHER DONAHUE

Executive Vice President

EDWARD C. GONZALES

Executive Vice President

JOHN W. MCGONIGLE

Executive Vice President and Secretary

RICHARD B. FISHER

Vice President

RICHARD J. THOMAS

Treasurer

C. GRANT ANDERSON

Assistant Secretary

Mutual funds are not bank deposits or obligations, are not guaranteed by any bank, and are not insured or guaranteed by the U.S. government, the Federal Deposit Insurance Corporation, the Federal Reserve Board, or any other government agency. Investment in mutual funds involves investment risk, including the possible loss of principal.

This report is authorized for distribution to prospective investors only when preceded or accompanied by the fund's prospectus which contains facts concerning its objective and policies, management fees, expenses and other information.

Federated
World-Class Investment Manager

SEMI-ANNUAL REPORT

Federated U.S. Government Securities Fund: 2-5 Years

SEMI-ANNUAL REPORT
TO SHAREHOLDERS

JULY 31, 2000

Federated
Federated U.S. Government Securities Fund: 2-5 Years
Federated Investors Funds
5800 Corporate Drive
Pittsburgh, PA 15237-7000
1-800-341-7400
www.federatedinvestors.com
Federated Securities Corp., Distributor

Cusip 31428P103
Cusip 31428P202

8082202 (9/00)

Federated is a registered mark of Federated Investors, Inc. 2000 ©Federated Investors, Inc.